UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   August 24, 2006


                          MEDISCIENCE TECHNOLOGY CORP.
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             (Exact name of registrant as specified in its charter)

         NEW JERSEY                   0-7405                    22-1937826
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(State or other jurisdiction        (Commission               (IRS Employer
       of incorporation)            File Number)            Identification No.)

1235 Folkestone Way, P.O. Box 598, Cherry Hill, New Jersey        08034
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code   (215) 485 0362


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2- below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))

Item  8.01. Other Events.


October 23, 2006 Registrant Mediscience Technology Corp. announced that at a special board of directors telephone conference call meeting per By-Laws Section 15 Registrants By-Laws were modified in two regards per By Laws ARTICLE XI :
"These By-Laws may be altered, amended, or repealed, or new By-Laws may be adopted, by the affirmative vote of a majority of the board of directors at any regular or special meeting of the board"

1. Removal of Directors-Section 12.Paragraph b) of the Company's By-Laws amended
   -------------------------------              --
"As provided in these By-Laws any director may be removed, either with or without cause, at any time and for any reason deemed by the board to be in the best interests of the shareholders by the simple and clear affirmative majority vote of directors constituting a quorum at any board of directors meeting special or otherwise properly called and held.

2. Directors Number, Qualifications, Election and Term of Office Article II
   -------------------------------------------------------------
Section 11 "Directors Need not be stockholders except as otherwise provided, amended to read "Directors must be stockholders except as otherwise provided by these By-Laws"

THE BOARD RESOLVED that: non-shareholder Michael Engelhart director is removed as a member of the board of directors effective immediately in accordance with board authority of the Company By-laws "Section 12. Paragraph b) and Section 11
                                       ------------
of Article II as amended

(Submitted in full compliance with sections 8-K 1.01 and 2.01 re: "materiality" as applicable and in fulfillment of SEC Section 6, 6.01 Regulation (FD) Full Disclosure, and Section 7 and 7.0 as well as all applicable and presently effective Sarbanes-Oxley disclosure requirements under Regulation G).


Item 9.01. Financial Statements and Exhibits.

(c) Exhibits


                                   SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on October 23, 2006

                                      MEDICSCIENCE TECHNOLOGY CORPORATION

                                      By:  Peter Katevatis
                                           --------------------------------
                                           Name: Peter Katevatis
                                           Title: Chairman of the Board and
                                                  Chief Executive Officer

                                  Exhibit Index

Exhibit No.       Description
-----------       --------------------------------------------------------------

99.1              Bylaw sections as amended Removal of Directors. Section 12. b)
                                            --------------------
                  and Section 11 of Article II Directors, Qualifications, Term
                                               ---------
                  of Office